                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report:  May 15, 2000


                           CAMBRIDGE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                     38-3188000

          (State or other          (Commission         (I.R.S. Employer
          jurisdiction of          File Number)        Identification No.)
          incorporation)


               555 Horace Brown Drive, Madison Heights, MI 48071
             (Address of principal executive offices)    (zip code)

      Registrant's telephone number, including area code:  (248) 616-0500
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     ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

          Cambridge Industries, Inc. filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for Delaware on May 10, 2000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      CAMBRIDGE INDUSTRIES, INC.



                                         /s/  Donald C. Campion
                                       -----------------------------------------
                                       Name:  Donald C. Campion
                              Title: Chief Financial Officer & Executive Vice President


     Dated:  May 15, 2000
















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